Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Target Retirement 2050 Fund

Supplement dated February 20, 2015 to the Prospectus dated December 29, 2014,

as supplemented February 6, 2015

The information in the Prospectus under “Fund Summary – BMO Target Retirement 2050 Fund – Fees and Expenses of the Fund” and “– Example” is replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class R3	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None	None
Distribution (12b-1) Fees	None	None	0.50%	None
Other Expenses	1.08%	0.83%	0.83%	0.68%
Acquired (underlying) Fund Fees and Expenses(1)	0.64%	0.64%	0.64%	0.64%

Total Annual Fund Operating Expenses	1.72%	1.47%	1.97%	1.32%
Fee Waiver and Expense Reimbursement(2)	(0.72)%	(0.72)%	(0.72)%	(0.72)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.00%	0.75%	1.25%	0.60%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.36% for Class Y, 0.11% for Class I, 0.61% for Class R3, and (0.04)% for Class R6 through December 31, 2015. This expense limitation agreement may not be terminated prior to December 31, 2015 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2015. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class R3	Class R6
1 Year	$102	$77	$127	$61
3 Years	$472	$394	$549	$347
5 Years	$866	$734	$996	$654
10 Years	$1,970	$1,696	$2,238	$1,527

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus for future reference.